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                                 EXHIBIT 24

                              POWER OF ATTORNEY

          Each person whose signature appears below designates and appoints HARRY A. MERLO, WILLIAM L. HEBERT and ANTON C. KIRCHHOF, JR., and each of them, his true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 700,000 shares of common stock of Louisiana-Pacific Corporation and rights relating thereto to be issued pursuant to the Louisiana-Pacific Corporation 1994 Employee Stock Purchase Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

          IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 24th day of July, 1994.

          Signature                          Title

/s/ HARRY A. MERLO                 Chairman, President and
Harry A. Merlo                     Director (Principal Executive Officer)

/s/ JAMES EISSES                   Executive Vice President and
James Eisses                       Director

/s/ RONALD L. PAUL                 Vice President-Operations and
Ronald L. Paul                     Director

/s/ WILLIAM L. HEBERT              Treasurer
William L. Hebert                  (Principal Financial Officer)

/s/ JAMES F. ELLISOR               Controller, Operations
James F. Ellisor                   (Principal Accounting Officer)

/s/ PIERRE S. DU PONT IV           Director
Pierre S. du Pont IV

/s/ BONNIE GUITON HILL             Director
Bonnie Guiton Hill

/s/ DONALD R. KAYSER               Director
Donald R. Kayser

/s/ FRANCINE I. NEFF               Director
Francine I. Neff

/s/ CHARLES E. YEAGER              Director
Charles E. Yeager

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